UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2004

WesBanco, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Bank Plaza, Wheeling, WV 26003

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (304) 234-9000

Former name or former address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

      CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On August 25, 2004, WesBanco, Inc. (“WesBanco”) and Winton Financial Corporation (“Winton”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of Winton, parent company of Winton Savings and Loan Co., Cincinnati, Ohio, with and into WesBanco. Copies of the Merger Agreement and the press release announcing the signing of the Merger Agreement are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference in their entirety.

Except for the historical and present factual information contained herein, the matters set forth in this filing, including statements as to the expected date of the closing of the merger between WesBanco and Winton, future financial and operating results, benefits and synergies of the merger, tax and accounting treatment of the merger, future opportunities and any other effect, result or aspect of the proposed transaction, and other statements identified by words such as “believes,” “expects,” “projects,” “plans,” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties including, but not limited to, costs, delays, and any other difficulties related to the merger, failure of the parties to satisfy closing conditions, risks and effects of legal and administrative proceedings and governmental regulations, future financial and operating results, competition, general economic conditions, ability to manage and continue growth, and other risk factors relating to our industry as detailed from time to time in WesBanco’s reports filed with the SEC. WesBanco disclaims any responsibility to update these forward-looking statements.

WesBanco will file with the SEC a Registration Statement on Form S-4, which will contain the proxy statement/prospectus, as well as other relevant documents concerning the proposed merger. Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. A proxy statement/prospectus will be mailed to shareholders of Winton prior to their shareholder meeting. In addition, you will be able to obtain the Form S-4 Registration Statement, including the exhibits filed therewith free of charge at the website maintained by the SEC at www.sec.gov, on the NASDAQ website at http://www.nasdaq.com and from either the WesBanco or Winton websites at http://www.wesbanco.com or at http://www.wintonsavings.com.

Winton and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Winton in connection with the proposed transaction. Information about directors and executive officers of Winton and their ownership of Winton common stock is set forth in the Annual Report on Form 10-K for its fiscal year ended September 30, 2003, filed December 23, 2003. Additional information regarding interests in the transaction of participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

ITEM 9.01 Financial Statements and Exhibits.

                C)    Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of August 25, 2004 by and between WesBanco, Inc., WesBanco Bank, Inc., Winton Financial Corporation and The Winton Savings and Loan Co.

99.1	Press Release issued by WesBanco, Inc., dated August 25, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

August 26, 2004	/s/ Robert H. Young
Date	Robert H. Young
Executive Vice President & Chief
Financial Officer